Exhibit 99.3
SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF REGISTRANT
THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF OPERATIONS

	Year Ended December 31,
(In millions, except per share amounts)	2006	2005	2004
Net Sales	$7,914	$8,189	$7,627
Cost of Goods Sold	7,507	7,297	6,806
Selling, Administrative and General Expense	987	1,068	1,103
Rationalizations	129	(3)	11
Interest Expense	410	364	326
Other (Income) and Expense	(265)	(77)	(198)

Loss from Continuing Operations before Income Taxes, Equity in Earnings of Subsidiaries and Cumulative Effect of Accounting Change	(854)	(460)	(421)
United States and Foreign Taxes	(28)	(10)	(81)
Equity in Earnings of Subsidiaries	453	568	354

(Loss) Income from Continuing Operations	(373)	118	14
Discontinued Operations	43	115	101

(Loss) Income before Cumulative Effect of Accounting Change	(330)	233	115

Cumulative Effect of Accounting Change, net of income taxes and minority interest	—	(5)	—

Net (Loss) Income	$(330)	$228	$115

Net (Loss) Income Per Share — Basic
(Loss) Income from Continuing Operations	$(2.11)	$0.67	$0.08
Discontinued Operations	0.25	0.66	0.57

(Loss) Income before Cumulative Effect of Accounting Change	(1.86)	1.33	0.65
Cumulative Effect of Accounting Change	—	(0.03)	—

Net (Loss) Income	$(1.86)	$1.30	$0.65

Weighted Average Shares Outstanding	177	176	175

Net (Loss) Income Per Share — Diluted
(Loss) Income from Continuing Operations	$(2.11)	$0.63	$0.08
Discontinued Operations	0.25	0.55	0.57

(Loss) Income before Cumulative Effect of Accounting Change	$(1.86)	$1.18	$0.65
Cumulative Effect of Accounting Change	—	(0.02)	—

Net (Loss) Income	$(1.86)	$1.16	$0.65

Weighted Average Shares Outstanding	177	209	178
The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY BALANCE SHEETS

	December 31,
(In millions)	2006	2005
Assets
Current Assets:
Cash and Cash Equivalents	$2,626	$1,065
Restricted Cash	202	228
Accounts and Notes Receivable, less allowance — $24 ($29 in 2005)	693	1,036
Inventories:
Raw Materials	338	256
Work in Process	44	46
Finished Products	649	864

	1,031	1,166
Prepaid Expenses and Other Current Assets	142	86
Current Assets of Discontinued Operations	305	300

Total Current Assets	4,999	3,881
Intangible Assets	111	100
Other Assets and Deferred Pension Costs	255	615
Long Term Assets of Discontinued Operations	196	195
Investments in Subsidiaries	4,286	3,991
Properties and Plants, less accumulated depreciation — $4,114 ($4,048 in 2005)	1,860	1,889

Total Assets	$11,707	$10,671

Liabilities
Current Liabilities:
Accounts payable-trade	$436	$555
Accounts payable to affiliates	1,100	694
Compensation and benefits	585	1,297
Other current liabilities	562	471
Current liabilities of discontinued operations	74	66
United States and foreign taxes	59	64
Long term debt and capital leases due within one year	339	338

Total Current Liabilities	3,155	3,485
Long Term Debt and Capital Leases	5,647	4,118
Compensation and Benefits	3,301	2,592
Long Term Liabilities of Discontinued Operations	6	9
Deferred and Other Noncurrent Income Taxes	69	70
Other Long Term Liabilities	287	324

Total Liabilities	12,465	10,598

Commitments and Contingent Liabilities

Shareholders’ (Deficit) Equity
Preferred Stock, no par value:
Authorized, 50 shares, unissued	—	—
Common Stock, no par value:
Authorized, 450 shares (300 in 2005); Outstanding shares, 178 (177 in 2005)	178	177
Capital Surplus	1,427	1,398
Retained Earnings	968	1,298
Accumulated Other Comprehensive Loss	(3,331)	(2,800)

Total Shareholders’ (Deficit) Equity	(758)	73

Total Liabilities and Shareholders’ (Deficit) Equity	$11,707	$10,671

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF SHAREHOLDERS’ (DEFICIT) EQUITY

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Shareholders’
(Dollars in millions)	Shares	Amount	Surplus	Earnings	Loss	(Deficit) Equity
Balance at December 31, 2003
(after deducting 20,352,239 treasury shares)	175,326,429	$175	$1,390	$955	$(2,553)	$(33)
Comprehensive income (loss):
Net income				115		115
Foreign currency translation (net of tax of $0).					254
Minimum pension liability (net of tax of $34)					(284)
Unrealized investment gain (net of tax of $0)					13
Deferred derivative gain (net of tax of $0)					30
Reclassification adjustment for amounts recognized in income (net of tax of $(4))					(24)

Other comprehensive loss						(11)

Total comprehensive income						104
Common stock issued from treasury:
Stock compensation plans	293,210	1	2			3

Balance at December 31, 2004
(after deducting 20,059,029 treasury shares)	175,619,639	176	1,392	1,070	(2,564)	74
Comprehensive income (loss):
Net income				228		228
Foreign currency translation (net of tax of $0).					(201)
Reclassification adjustment for amounts recognized in income (net of tax of $0)					48
Minimum pension liability (net of tax of $23)					(97)
Unrealized investment gain (net of tax of $0)					18
Deferred derivative loss (net of tax of $0)					(21)
Reclassification adjustment for amounts recognized in income (net of tax of $(1))					17

Other comprehensive loss						(236)

Total comprehensive loss						(8)
Common stock issued from treasury:
Stock compensation plans	890,112	1	6			7

Balance at December 31, 2005
(after deducting 19,168,917 treasury shares)	176,509,751	177	1,398	1,298	(2,800)	73
Comprehensive income (loss):
Net loss				(330)		(330)
Foreign currency translation (net of tax of $0).					233
Reclassification adjustment for amounts recognized in income (net of tax of $0)					2
Additional pension liability (net of tax of $38)					439
Unrealized investment loss (net of tax of $0)					(4)
Deferred derivative gain (net of tax of $0)					1
Reclassification adjustment for amounts recognized in income (net of tax of $(3))					(3)

Other comprehensive income						668

Total comprehensive income						338
Adjustment to initially apply FASB Statement No. 158 for pensions and OPEB (net of tax of $49)					(1,199)	(1,199)
Common stock issued from treasury:
Stock compensation plans	1,709,219	1	11			12
Stock-based compensation			18			18

Balance at December 31, 2006
(after deducting 17,459,698 treasury shares)	178,218,970	$178	$1,427	$968	$(3,331)	$(758)

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
PARENT COMPANY STATEMENTS OF CASH FLOWS

	Year Ended December 31,
(In millions)	2006	2005	2004
Cash Flows from Operating Activities:
Total operating cash flows from continuing operations	$233	$98	$131
Operating cash flows from discontinued operations	64	93	79

Total Cash Flows from Operating Activities	297	191	210

Cash Flows from Investing Activities:
Capital expenditures	(244)	(229)	(156)
Asset dispositions	49	248	104
Asset acquisitions	(71)	—	(51)
Capital contributions to subsidiaries	(1)	(11)	(3)
Capital redemptions from subsidiaries	—	59	6
Decrease (increase) in restricted cash	26	(82)	(121)
Other transactions	26	5	33

Total investing cash flows from continuing operations	(215)	(10)	(188)
Investing cash flows from discontinued operations	(20)	(20)	(22)

Total Cash Flows From Investing Activities	(235)	(30)	(210)

Cash Flows from Financing Activities:
Short term debt and overdrafts incurred	—	6	52
Short term debt and overdrafts paid	(64)	—	—
Long term debt incurred	1,970	1,921	1,671
Long term debt paid	(402)	(1,969)	(1,247)
Common stock issued	12	7	2
Debt issuance costs	(15)	(67)	(51)

Total financing cash flows from continuing operations	1,501	(102)	427
Financing cash flows from discontinued operations	(3)	3	(8)

Total Cash Flows from Financing Activities	1,498	(99)	419
Net Change in Cash of Discontinued Operations	1	(1)	—

Net Change in Cash and Cash Equivalents	1,561	61	419
Cash and Cash Equivalents at Beginning of the Year	1,065	1,004	585

Cash and Cash Equivalents at End of the Year	$2,626	$1,065	$1,004

The accompanying notes are an integral part of these financial statements.

THE GOODYEAR TIRE & RUBBER COMPANY
NOTES TO PARENT COMPANY FINANCIAL STATEMENTS
LONG TERM DEBT AND FINANCING ARRANGEMENTS
At December 31, 2006, the Parent Company was a party to various long term financing facilities. Under the terms of these facilities, the Parent Company pledged a significant portion of its assets as collateral. The collateral included first, second, and third priority security interests in current assets, certain property, plant and equipment, capital stock of certain subsidiaries, and other tangible and intangible assets. In addition, the facilities contain certain covenants that, among other things, limit the Parent Company’s ability to secure additional indebtedness, make investments, and sell assets beyond specified limits. The facilities limit the Parent Company’s ability to pay dividends on its common stock and limit the amount of capital expenditures the Parent Company, together with its consolidated subsidiaries, may make. The facilities also contain certain financial covenants including the maintenance of a ratio of Consolidated EBITDA to Consolidated Interest Expense, and a ratio of net Consolidated Senior Secured Indebtedness to Consolidated EBITDA (as such terms are defined in the respective facility agreements). For further information, refer to the Note to the Consolidated Financial Statements No. 11, Financing Arrangements and Derivative Financial Instruments.
     The annual aggregate maturities of long term debt and capital leases for the five years subsequent to December 31, 2006 are presented below. Maturities of debt credit agreements have been reported on the basis that the commitments to lend under these agreements will be terminated effective at the end of their current terms.

(In millions)	2007	2008	2009	2010	2011
Debt maturities	$339	$102	$497	$2,039	$2,101

     Our U.S. Revolving Credit Facility is due 2010, as such, the borrowings outstanding are presented in the table as maturing in 2010. However, in January 2007, we repaid outstanding amounts under the revolving credit facility.
COMMITMENTS AND CONTINGENT LIABILITIES
At December 31, 2006, the Parent Company did not have off-balance-sheet financial guarantees written and other commitments.
     At December 31, 2006, the Parent Company had recorded costs related to a wide variety of contingencies. These contingencies included, among other things, environmental matters, workers’ compensation, general and product liability and other matters. For further information, refer to the Note to the Consolidated Financial Statements No. 18, Commitments and Contingent Liabilities.
DIVIDENDS
The Parent Company used the equity method of accounting for investments in consolidated subsidiaries during 2006, 2005 and 2004.
     The following table presents dividends received during 2006, 2005 and 2004:

(In millions)	2006	2005	2004
Consolidated subsidiaries	$247	$290	$155
50% or less-owned persons	—	1	1

	$247	$291	$156

There were no stock dividends received from consolidated subsidiaries in 2006. Dividends received from consolidated subsidiaries included stock dividends of $16 million and $15 million in 2005 and 2004, respectively.
SUPPLEMENTAL CASH FLOW INFORMATION
The Parent Company made cash payments for interest in 2006, 2005 and 2004 of $410 million, $349 million and $308 million, respectively. The Parent Company had net cash receipts for income taxes in 2006, 2005 and 2004 of $6 million, $19 million and $10 million, respectively.

INTERCOMPANY TRANSACTIONS
The following amounts included in the Parent Company Statements of Operations have been eliminated in the preparation of the consolidated financial statements:

(In millions)	2006	2005	2004
Sales	$1,166	$1,236	$1,169
Cost of Goods Sold	1,160	1,240	1,164
Interest Expense	33	22	15
Other (Income) and Expense	(422)	(391)	(378)

Income before Income Taxes	$395	$365	$368